EVERSOURCE ENERGY

Safe Harbor

This presentation includes statements concerning Eversource's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for Eversource's products and services; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in Eversource's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and Eversource undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource parent. The earnings per share (EPS) of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. In addition, recurring EPS excluding certain charges related to the April 10, 2012 closing of the merger between NU and NSTAR are non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results by business and to more fully compare and explain Eversource's results without including the impact of the non-recurring merger and related settlement costs. Management believes that these non-GAAP financial measures are useful to investors to evaluate the actual and projected financial performance and contribution of Eversource's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource's operating performance.

*** Northeast Utilities is doing business as Eversource**

Agenda

	**Tom May** *Chairman, President & CEO*	▪ One Company ▪ Shareholder Value ▪ Regional Leadership
	**Lee Olivier** *EVP Enterprise Strategy & Business Development*	▪ New England Market Update ▪ Northern Pass ▪ Access Northeast
	**Jim Judge** *Executive Vice President & CFO*	▪ 2014 Performance ▪ Regulatory Update ▪ Financial Outlook

Transformation – One Company

- Welcome to…

EVERSOURCE

- One Company…One Team…One Name

- Delivering Reliable Energy and Superior Customer Service





Each Component of Eversource Story Continuing to Improve

Transmission



Natural Gas Distribution



Electric & Gas Transmission

- $4 billion capital plan to meet the region's needs
- Access Northeast
- Best reliability ever
- Constructive regulatory outcomes
- Customer growth
- Supportive legislation

Electric Distribution



Regional Energy Leadership
Supportive Regulation
Strong Financial Performance

EVERSOURCE ENERGY

Total Shareholder Return
…Our Report Card to Shareholders…

- Provided double-digit return for 6th consecutive year
- 2014 return more than double the S&P 500's return
- Outperformed both the EEI Index and S&P 500

	2014	5-Year	10-Year
Eversource	**30.5%**	**145.8%**	**297.7%**
EEI Index	28.9%	91.0%	156.0%
S&P 500	13.7%	105.1%	109.4%

EVERSOURCE ENERGY

An Integral Part of our Total Return is the Dividend….Which Continues To Grow



Annualized Dividend
$1.10
$1.372
$1.47
$1.57
$1.67
7.3%
24.7%*
7.1%
6.8%
6.4%
6% - 8%
2011
2012
2013
2014
2015

** Reflects impact of the merger*

$17 Billion Market Cap Nearly Double Pre-Merger – Creating $8 Billion in Shareholder Value

EVERSOURCE ENERGY



Stock Price Performance Since Merger Announced
88%
72%
56%
40%
24%
8%
-8%
10/15/10
12/31/14
S&P +75.0%
NU +74.3%
Utility Index +41.5%

EVERSOURCE ENERGY

Lee Olivier

EVP Enterprise Energy Strategy & Business Development

EVERSOURCE ENERGY

Last Winter's Prices & Volatility Have Significantly Raised New England Energy Rates

Avg. Increase Energy Rates Fall to Winter 2013-2014

27%

Risk Premium in Customer Rates


REGIONAL ENERGY MARKET PRICES (WINTER 2013-14)
ISONE AVG. LMP $/MWhr
AGT CG Price ($/MMBtu)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
11/1
11/8
11/15
11/22
11/29
12/6
12/13
12/20
12/27
1/3
1/10
1/17
1/24
1/31
2/7
2/14
2/21
2/28
3/7
3/14
3/21
3/28

Avg Increase Energy Rates Fall to Winter 2014-2015

60%

Capacity Prices Rising Rapidly As Well


New England Customer Capacity Prices ($/kW-mo)
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
June 2010-May 2011
June 2011-May 2012
June 2012-May 2013
June 2013-May 2014
June 2014-May 2015
June 2015-May 2016
June 2016-May 2017
June 2017-May 2018
June 2018-May 2019
Rest of Pool (NH)
Connecticut
NEMA / Boston
SEMA / RI

Data based on New England ISO forward capacity auctions

Northern Pass Timeline

April 2015
Dept. of Energy Issues Draft Environmental Impact Statement (EIS)

Mid- 2015
Northern Pass Files Application with New Hampshire Site Evaluation Committee (SEC)

Summer 2015
NH SEC Accepts Application Within 60 days of Filing --
State Review Process Begins

Mid-2016
Permits Received

Construction Begins

Second Half-2018
In-Service Date

NPT - Overview

- 1,200 MW of clean energy
- $1.4 billion HVDC line, terminal and AC facilities
- Participant-funded with opportunity for regional funding
- Uses HVDC technology at +/- 300-kV with AC/DC converters in Quebec and NH
- AC radial 345-kV line to connect to the New England bulk power grid
- New route identified June 27, 2013. Approximately 187 miles of new transmission including 8.7 miles of underground in 2 locations (147 miles HVDC, 40 miles AC)
- I.3.9 approval was granted by ISO-NE on 12/31/2013
- Expected to provide significant benefits to the region:
  1. Energy and capacity value through reduced wholesale market prices – more than $300 million per year for New England
  2. Environmental value through carbon emissions reductions – annual reduction of 3 - 5 million tons of CO_2
  3. Economic value through construction jobs and new tax base – 1,200 jobs and $1.1 billion over 40 years in property taxes
  4. Reduces growing dependence on natural gas generation


New Proposed Route — Existing Transmission Rights-of-Way (Distance - 147 miles)
New Proposed Route — New Rights-of-Way and underground section (Distance - 40 miles*)
Deerfield Substation
Proposed Converter Station
Concord Airport
*New North Country Route also includes two underground sections: 2300 feet and 7.5 miles and 12 additional miles of existing PSNH Rights-of-Way
Pittsburg
Clarksville
Stewartstown
Dixville
Millsfield
Dummer
Stark
Northumberland
Lancaster
Dalton
Whitefield
Bethlehem
Sugar Hill
Easton
Lincoln
Woodstock
Thornton
Campton
Holderness
Ashland
Bridgewater
Bristol
New Hampton
Hill
Franklin
Northfield
Canterbury
Concord
Pembroke
Allenstown
Deerfield

Access Northeast is a Tailored Solution for the Region's Electric Energy Needs

EVERSOURCE ENERGY



Gas-fired power plant connected to Access Northeast Project
Gas-fired power plant not connected
PORTLAND
Maritimes & Northeast
BOSTON
UTICA
Wright, NY
MARCELLUS
Algonquin Gas Transmission
NEW YORK
Texas Eastern

- Direct connection with Northeast generators
- Takes advantage of existing infrastructure
- Built to handle the peaks
- Timely
- Scalable for future growth
- Multiple supply options

Serves over 70% of New England generation – will provide fuel for 5,000 MW of electric generation

EVERSOURCE ENERGY

Access Northeast Projected to Lower the Region's Energy Costs by $1 Billion Annually

- Secures fuel supply for 5,000 Mw of power generation
  - Meets fuel supply needs identified by ISO-NE & Massachusetts DOER
  - Greatly enhances reliability of power supply on extreme weather day
- Projected savings for electric customers, on average, $1 billion annually during first ten years. Savings would be higher under severe cold weather conditions.
- Savings would have been an estimated $2.5 billion during winter of 2013/14 had Access Northeast been in place


Wholesale Power Costs
Winter 2013 / 2014
$6.8 billion
$4.3 billion
$2.5 billion
Actual
With Access Northeast

Source: ICF International

Access Northeast Timeline


Early 2015
Open Season
2015
FERC Prefiling

Commence State Approval of Customer Contracts
2016
Initiate Federal and State Permitting
2017
Construction Begins
November 2018
In-Service Date

EVERSOURCE ENERGY

Jim Judge

Executive Vice President & CFO

EVERSOURCE ENERGY

What I'll Cover…

- Financial and operational results
- Regulatory developments
- Financial outlook
- Delivering on commitments

Q4 and Full Year 2014 Results

EVERSOURCE ENERGY

EPS	Q4 2014	Q4 2013	Full Year 2014	Full Year 2013
Electric Distribution	$0.35	$0.25	$1.45	$1.35
Electric Transmission	$0.28	$0.23	$0.93	$0.91
Natural Gas Distribution	$0.09	$0.08	$0.23	$0.19
Parent & Other	$0.00	$0.01	$0.04	$0.08
Recurring EPS	$0.72	$0.57	$2.65	$2.53
Integration Costs	($0.03)	($0.01)	($0.07)	($0.04)
Reported EPS (GAAP)	$0.69	$0.56	$2.58	$2.49

Up 15¢

Operating Performance

Overall system reliability in 2014 was the "Best Ever"


Reliability Performance
Months Between Interruptions
11.9
13.4
14.4
15.4
2011
2012
2013
2014
Good

1st quartile of industry peers


Restoration Performance
Ave. Restoration Speed in Minutes
120.5
104.1
86.2
82.0
2011
2012
2013
2014
Good

Regulatory Developments

- FERC ROE Decision
- CL&P Rate Case, Storm Cost Recovery
- NSTAR/MA AG Settlement
- NSTAR Electric Bad Debt Remand Decision
- NSTAR Gas Rate Proceeding
- New Hampshire Generation Update
- Yankee Gas Rate Case

2015 Guidance

EPS Range $2.75- $2.90

Key Drivers Compared to 2014

- CL&P rate case outcome; return on $330M storm cost balance
- Transmission rate base growth
- Absence of 2014 FERC ROE charge
- 2+% increase in firm natural gas customers
- O&M reduction of 2% - 3%

- Depreciation and property taxes
- Interest costs



EVERSOURCE ENERGY

Long-Term Earnings Growth


7.9% EPS 2-Year Growth Rate
6% - 8% Growth off 2014 Base
$2.28
$2.53
$2.65
2012A
2013A
2014A
2015E
2016E
2017E
2018E

Key Drivers for Long Term Guidance:

Positive

- FERC-regulated electric and gas transmission investment
- Average of 3 % O&M reductions through 2018
- Gas expansion and system upgrades - annual sales growth 2% - 4%
- Distribution rate relief

Negative

- Depreciation & property taxes
- Interest costs

EVERSOURCE ENERGY

Progress on Major CT Reliability Projects

Interstate Reliability Project

- Joint project with National Grid
- Construction began in March 2014
- 78% complete as of December 31, 2014
- Project is on schedule to be complete by year-end 2015
- Project is on target to achieve its projected investment of $218 million

Greater Hartford Central Connecticut Reliability Project (GHCC)

- The Solutions Report for GHCC was posted for comment by ISO-NE on January 23, 2015
- 5 sets of projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- Projected completion: 2018
- Total projected investment: $350 million







Electric Transmission Investing $4.6 Billion From 2014-2018

EVERSOURCE ENERGY


Actual
$701M
Forecast
$3.9 Billion
In Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
Base Reliability
Greater Boston Projects
Boston Network Solutions
New Substations & Associated T Lines in Boston Area
NH 10-Yr Study Reliability Projects
Stamford / Greenwich / SWCT Reliability
NEEWS
Northern Pass
Northern Pass HVDC Line to Canada
US portion estimated at $1.4B
NEEWS / GHCC projects progressing
NU's share estimated at $348M in 4-Yr Forecast
Stamford / Greenwich / SWCT Reliability $247M
NH 10-Yr Study Reliability $159M
New Substations and Associated Lines in Boston Area $247M
Boston Network Solutions $75M
Greater Boston Projects $385M
$968M of other forecasted reliability projects

Natural Gas Segment Earnings Could Double in Next Decade


Natural Gas Segment Earnings (ex Access Northeast)
$60.9M
$72.3M
Up 50%
Up 100%
2013A
2014A
2018E
2024E

Growth driven by:

- Increased conversions
- New construction
- Additional investments

Capital Expenditures – Gas Operations

(In millions)	2015	2016	2017	2018	Total
Current Forecast	$228	$256	$275	$300	$1,059
Prior Forecast	$219	$201	$227		$647
Incremental	$9	$55	$48	$300	$412

EVERSOURCE ENERGY

Rate Base Continues to Expand

Rate Base By Business


$13.6 billion
6%
10%
51%
33%
2013 Year-End Rate Base
$3 Billion Increase in Transmission Rate Base
$18.6 billion
3%
10%
46%
41%
Projected 2018 Rate Base
Note: Rate Base Excludes Access Northeast project
Electric Transmission
Electric Distribution
Gas Distribution
Electric Generation

EVERSOURCE ENERGY

Delivered on Commitments…

Our Commitments:	Results Delivered:	
1. Exceed industry EPS & Dividend growth	Two-year average EPS and dividend growth of 7.9% and 6.6%, respectively	✓
2. Reduce spending – Target 3-4%	Two-year actual O&M reduction – 5.3%	✓
3. Maintain strong financial condition	"A-" credit rating is among the best in industry; S&P raised Outlook; Moody's raised rating	✓
4. Deliver top-tier service quality and reliability	2014 best reliability year ever; achieved top-quartile service levels	✓
5. Continue to grow and leverage our transmission & gas businesses	Transmission portfolio continues to grow; Gas expansion exceeds target	✓
6. Advancing energy policy in the region	"Access Northeast" project with Spectra Energy – the solution to address needed regional gas infrastructure	✓

APPENDIX

Projected Transmission Capital Expenditures


$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$701
$28
$69
$121
$224
$259
$740
$34
$128
$133
$231
$214
$968
$309
$80
$76
$262
$241
$1,221
$620
$34
$73
$236
$258
$946
$466
$8
$19
$295
$158
2014A
2015E
2016E
2017E
2018E
CL&P
NSTAR Electric
PSNH
WMECO
NPT

Projected Distribution/Generation Capital Expenditures


$ in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$941
$1,021
$1,054
$1,048
$1,063
$726
$755
$778
$758
$748
$21
$38
$20
$15
$15
$194
$228
$256
$275
$300
2014A
2015E
2016E
2017E
2018E
Natural Gas Distribution
Generation
Electric Distribution

Total Projected Capital Expenditures


$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$ in Millions
$1,700
$58
$941
$701
$1,851
$90
$1,021
$740
$2,114
$92
$1,054
$968
$2,363
$94
$1,048
$1,221
$2,092
$83
$1,063
$946
2014A
2015E
2016E
2017E
2018E
Transmission
Distribution and Generation
Other, Primarily IT

EVERSOURCE ENERGY

Transmission Rate Base Growth Projections

Electric transmission accounts for more than 50% of EPS growth through 2018


11% CAGR
$ in Millions
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,498
$64
$468
$597
$1,142
$2,227
$4,916
$90
$535
$611
$1,278
$2,402
$5,315
$119
$615
$670
$1,393
$2,518
$6,036
$429
$694
$736
$1,594
$2,583
$6,848
$1,048
$703
$773
$1,716
$2,608
$7,566
$1,474
$727
$739
$1,931
$2,695
2013A
2014E
2015E
2016E
2017E
2018E
CL&P
NSTAR Electric
WMECO
PSNH
NPT

EVERSOURCE ENERGY

Status of Major Transmission Projects

Project	Scope	Total Investment through 12/31/14	Remaining Amount	Work Ahead
NEEWS/GHCC Projects	~$1.33 billion investment in CT, Western MA	~$945 million	~$385 million	Complete IRP in 2015 Complete GHCC in 2018
NPT	~$1.4 billion investment in NH	~$90 million	~$1.3 billion	Complete siting in 2016 Complete project in 2018
Greater Boston Solutions	~$490 million in MA & NH	~$30 million	~$460 million	Completion in 2019
NH 10-Year Reliability	~$335 million in NH	~$145 million	~$190 million	Completion in 2018
Other Reliability Projects	~$1.44 billion from 2014 to 2018	~$440 million invested in 2014	~$1 billion	Completion in 2018
Non-Traditional Projects	Multiple initiatives inside and outside New England	▪ Inside New England: Focus on NESCOE process ▪ Outside New England: Exploring alliances & specific projects		

Customer Growth Has Picked Up for Eversource's Natural Gas Business

EVERSOURCE ENERGY


Eversource Natural Gas Business – NSTAR Gas and Yankee Gas
2007-2014 Annual Customer Additions
(Conversions and new construction)
Economic downturn
Natural gas prices decreasing
Actual Customer Additions
12,000
10,000
8,000
6,000
4,000
2,000
0
6,802
6,204
5,162
5,575
6,628
8,871
10,356
10,625
2007
2008
2009
2010
2011
2012
2013
2014

146,000 Potential New Heating Customers Projected for 2014-2023

EVERSOURCE ENERGY

Potential Conversion Targets By Year


18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2014A
2015
2016
2017
2018
2019
2020
2021
2022
2023
NSTAR Gas
Yankee Gas

EVERSOURCE ENERGY

Financing Activity
…Capital Markets Still Favorable

Strong credit ratings have served us well

DEBT Retired – 2014

Security	$Millions	Date	Coupon
Yankee Gas	$75	1/1/14	4.80%
NSTAR Electric Unsecured	$300	4/15/14	4.875%
PSNH Secured	$50	7/15/14	5.25%
CL&P Secured	$150	9/15/14	4.80%
Weighted Average Cost			4.878%

DEBT ISSUED – 2014 & To Date in 2015

Security	$Millions	Date	Coupon
Yankee Gas Secured	$100	1/2/14	4.82%
CL&P Secured	$250	4/24/14	4.30%
NSTAR Electric	$300	3/7/14	4.40%
PSNH Secured	$75	7/15/14	3.144%
NU Parent	$150	1/15/15	1.60%
NU Parent	$300	1/15/15	3.15%
Weighted Average Cost			3.658%

2014 Credit Ratings Highlights

- S&P raised Outlook to Positive from Stable
- Moody's raised rating one level
- Among the best credit ratings in the industry